AMERITAS VARIABLE LIFE INSURANCE COMPANY
         AMERITAS VARIABLE LIFE INSURANCE COMPANY SEPARATE ACCOUNT VA-2

                                  Supplement to
                 OVERTURE Annuity III-Plus and OVERTURE MEDLEY!
                         Prospectuses Dated May 1, 2003
                       Supplement Dated December 22, 2003

The prospectuses are corrected at page 10 of Overture Annuity III-Plus and page 11 of Overture Medley! by deleting the second paragraph of the "Right to Examine" Period Allocations section and replacing it with the following:

         Return of Premium States. In states that require us to refund at least your full premium upon your cancellation of the Policy during the "right to examine" period and for all IRA plan Policies, we will hold your initial premium in the Ameritas Money Market Subaccount for 13 days. Then, we will invest your initial premium in the investment options pursuant to your application instruction. (Any additional premiums we receive during the "right to examine" period plus 3 days will be allocated in the same manner.) If, at the end of the "right to examine" period, you decide to cancel your Policy, we will refund the greater of the Policy value or premiums paid.

All other provisions of the prospectus, as amended, shall remain the same.

         This Supplement should be retained with your current prospectus for your variable annuity Policy issued by Ameritas Variable Life Insurance Company.

                 If you do not have a current prospectus, please
            contact us at 1-800-745-1112, or you may view or download
                         a prospectus from our website -
                          http://variable.ameritas.com.